                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



               Date of Report (Date of earliest event reported):
                                August 13, 1999


                              PennzEnergy Company
               (Exact name of registrant as specified in charter)


          Delaware                        1-5591                 74-1597290
(State or other jurisdiction          (Commission File         (IRS Employer
      of incorporation)                   Number)            Identification No.)

           Pennzoil Place, P.O. Box 4616, Houston, Texas  77210-4616
              (Address of principal executive offices)  (Zip Code)

       Registrant's telephone number, including area code: (713) 546-4000

     Item 5.  Other Events.

     PennzEnergy Company, a Delaware corporation (the "Registrant"), is party to an Amended and Restated Agreement and Plan of Merger (the "Merger Agreement"), dated as of May 19, 1999, with Devon Energy Corporation, an Oklahoma corporation, Devon Delaware Corporation, a Delaware corporation, and Devon Oklahoma Corporation, an Oklahoma corporation.

     On August 13, 1999, the Board of Directors of the Registrant authorized the PennzEnergy Company Special Severance Plan and the PennzEnergy Company Retention Plan.

     The Registrant has also entered into letter agreements with Mr. Stephen D. Chesebro' and Mr. Donald A. Frederick that will become effective at the effective time of the merger (as defined in the Merger Agreement).

     The information in exhibits 99.1, 99.2, 99.3 and 99.4 is incorporated by reference.

     Item 7.  Financial Statements and Exhibits

     The following exhibits are filed herewith:

          99.1 PennzEnergy Company Special Severance Plan, as established effective May 19, 1999.

          99.2 PennzEnergy Company Retention Plan, as established effective May 19, 1999.

          99.3 Form of Letter Agreement, dated August 13, 1999, between the Company and Stephen D. Chesebro'.

          99.4 Form of Letter Agreement, dated August 13, 1999, between the Company and Donald A. Frederick.

                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       PENNZENERGY COMPANY



Date: August 17, 1999                  By: /s/ James L. Pate
                                           --------------------
                                           James L. Pate
                                           Chairman of the Board